Exhibit 99.2 Royal Gold Acquires Additional Cortez Royalty Further exposure to the world-class Cortez Complex provides multi-decade gold revenue potential August 2, 2022

Cautionary Statements Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the benefits of the proposed acquisition; Royal Gold’s strategic objectives and investment criteria; expected gold production from the Cortez Royalty; estimated reserves and resources; additional exploration potential; funding of the acquisition with no issuance of equity; expected timing of revenue from the Cortez Royalty; contribution of the Fourmile project to the NGM joint venture; and expected timing of the closing of the acquisition (the “GBR Acquisition”) of Great Bear Royalties Corporation (“GBR”). Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of the Cortez Complex, including inaccuracies in the operator’s disclosures, variations between actual and forecasted performance, the operator’s ability to complete projects on schedule and as planned, the operator’s changes to mine plans and reserves and resources, the operator’s liquidity needs, mining hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our royalty agreement, or operational disruptions due to public health crises; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; changes in laws or regulations; the ability to obtain, or delays in obtaining, stockholder and court approval of the GBR Acquisition; the risk that an event, change or other circumstance could give rise to the termination of the arrangement agreement with GBR; the risk that a condition to closing of the GBR Acquisition may not be satisfied; the risk that any announcement relating to the acquisitions of GBR or the Cortez Royalty could have adverse effects on the market price of Royal Gold’s common stock; the risk of litigation related to acquisitions; the diversion of management time from ongoing business operations due to acquisition-related issues; the volatility in commodity price for gold; and other risks detailed in Royal Gold’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at royalgold.com and on the Securities and Exchange Commission website at http://www.sec.gov. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-party Information: Certain disclosures herein relating to the Cortez Complex and the Cortez Royalty are based on information publicly disclosed by Barrick and NGM and information available in the public domain as at the date hereof. Royal Gold does not independently prepare or verify this information and does not have access to the property or sufficient data to do so and refers the reader to the Barrick and NGM disclosures. 2 ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022

Cortez Royalty Acquisition Meets Royal Gold's Investment Criteria

The Cortez Royalty is a world-class royalty interest covering a world-class gold mining complex

✓ People

- Nevada Gold Mines LLC ("NGM") is a joint venture between Barrick Gold Corporation ("Barrick") (61.5% ownership and operator) and Newmont Corporation ("Newmont") (38.5% ownership)
- NGM is a well-established and highly competent operator and the partners have long histories of operating best-in-class mines and projects in Nevada

✓ Place

- Located 100 km southwest of Elko, Nevada
- Nevada is a prolific gold mining jurisdiction and was third in the Fraser Institute's ranking of top global mining jurisdictions in 2021

✓ Project

- The Royalty area covers world-class operations and projects:
  - The approximate 300 square mile area covers the Cortez Complex, which includes the Crossroads, Pipeline and Cortez Hills operating mines, the Goldrush and Fourmile[1] development projects, and several other exploration targets in the Cortez district; excluding the existing deposits within the Robertson property[2]
  - Gold production from the Royalty area is expected to be ~1.1Moz/year for 2023-2030
  - Gold reserves of 14.0M oz, resource base[3] of 24.8M oz and significant additional exploration potential at targets identified within the Royalty area
  - Low cost position with a first quartile total cash cost ranking[4]

1. The Fourmile project is currently 100% owned and operated by Barrick and is not included in the NGM joint venture; it may be contributed if certain criteria are met in the future
2. Production from the existing Robertson deposits is not attributable to the Royalty based on initial interpretation of claims data
3. Resource base is inclusive of reserves and includes 17.4M oz of Measured and Indicated Resources and 7.4M oz of Indicated Resources; as of Dec. 31, 2021
4. 2023 per S&P estimates

ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022

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Royalty Transaction Overview 1.Production from the existing Robertson deposits is not attributable to the Royalty based on initial interpretation of claims data 4 ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022 Transaction Details •Royal Gold, Inc., acquired an effective 1.2% gross royalty on the Cortez Complex from a wholly-owned subsidiary of Rio Tinto European Holdings Limited (“Rio Tinto”) Consideration and Financing •$525 million paid in cash from available resources including a draw of $500 million on the revolving credit facility, which is expected to be repaid as cash flow allows •Royal Gold will issue no equity to fund the acquisition Royalty Details •Sliding scale gross royalty with an effective 1.2% royalty rate at current prices •Sliding scale details: 0% at gold prices less than $400/oz to 3% at gold prices greater than $900/oz on 40% of the production from the undivided Cortez Complex, excluding Robertson1 •Deductions limited to royalties within the Royalty area in existence in 2008, which include Royal Gold’s existing royalties on parts of Crossroads, Pipeline and Goldrush •Applicable taxes on the Royalty include 21% U.S. Federal income tax and the 5% Nevada Net Proceeds of Minerals Tax •Information rights include two annual site visits and standard audit rights •Royalty created in 2008 when Kennecott Explorations (Australia) Ltd. (wholly-owned by Rio Tinto) sold a 40% interest in the Cortez Complex to Barrick Expected Revenue Timing •Royalty payable quarterly, 45 days after the end of each calendar quarter •First revenue expected to be recognized in Q4 2022 or Q1 2023

Cortez Complex Royalty Overview

Gross royalty provides life of mine exposure to a large, established and prospective mining complex


Cortez JV AOI
Cortez operational area
Mineralized areas (approximate)
CRESCENT VALLEY
Robertson
Pipeline
Crossroads
Cortez Pits
Fourmile
Cortez Hills
Goldrush
N
0
5
10
Miles

1.2%[1] gross royalty:

- Life of mine without stepdowns or caps
- Royalty covers areas within the Cortez JV AOI and includes:
  - Operating mines: Crossroads, Pipeline and Cortez Hills
  - Development projects: Goldrush and Fourmile[2]
  - Additional exploration targets: within and outside of the Cortez, Fourmile and Goldrush operating areas
- Deductions include Royal Gold's existing royalties on parts of Crossroads, Pipeline and Goldrush

1. Sliding scale gross royalty: 0% at gold prices less than $400/oz to 3% at gold prices greater than $900/oz on 40% of the production from the undivided Cortez Complex, excluding Robertson*; this is an effective 1.2% royalty rate at gold prices above $900/oz
2. The Fourmile project is currently 100% owned and operated by Barrick and is not included in the NGM joint venture; it may be contributed if certain criteria are met in the future

* Production from the existing Robertson deposits is not attributable to the Royalty based on initial interpretation of claims data

ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022

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The Cortez Complex has a History of Resource and Production Growth Resource additions through deposit expansions and new discoveries have consistently replaced mining depletion • • Production commenced in 1969, >26M oz of gold has been produced to date Resource replacement has been significant from known and new deposits: resources and reserves have been identified and advanced at 3 new deposits in the last 10 years Long history and operating expertise provide orebody knowledge to generate targets over a district scale through the application of concepts for new geologic models • Production, Reserves and Resources per Cortez Technical Reports (M oz) 40 Reserves and Cortez Pits, Pipeline, Crossroads, Gap, Cortez Hills Resources include deposits comprising: + Gold Acres + Goldrush + Fourmile Cumulative Production Proven & Probable Reserves Measured & Indicated Resources Inferred Resources 30 20 10 0 Feb-04 Sep-04 Oct-05 Mar-12 Mar-16 Mar-19 Dec-21 Notes: 1. Historical production as presented in December 31, 2021 Technical Report, from all areas of the Cortez asset; production from 1969-2005 reported on 100% basis, production from April to December 2006, 2007, and January to February 2008 is Barrick's 60% interest only, production from March 2008 to 2018 is Barrick's 100% interest, production from 2019-2021 is NGM JV's 100% interest. December 31, 2021 Mineral Resources are presented inclusive of Mineral Reserves; M&I Resources as shown do not include Mineral Reserves for illustrative purposes; actual amounts could differ due to dilution, cut-off grades, etc. Mineral Reserves and Mineral Resources reflect only areas subject to Royal Gold's royalty interests, which includes Cortez Pits, Pipeline, Crossroads, Gap, Gold Acres, Cortez Hills, Goldrush, Fourmile. 2. 3. 6 ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022 1.20.62.0 7.4 4.3 26.4 2.5 7.5 23.8 12.5 10.7 5.9 7.0 20.0 8.0 5.0 3.1 15.1 15.4 14.5 14.0 12.7 10.7 11.1 11.1 11.1 10.2 9.2

Royal Gold has a Long and Profitable History at Cortez Cortez is a cornerstone asset for Royal Gold and since 1995 has contributed significant royalty revenue that has provided capital to reinvest, grow and diversify Royal Gold’s portfolio 1987: Royal Gold forms exploration partnership in the original Cortez Joint venture 2016: Royal Gold overlapping royalty interests cover the Pipeline, South Pipeline and Crossroads deposits, and part of the Gap pit 1992: Royal Gold acquires 20% NPI royalty in South Pipeline 1999: South Pipeline NPI converted into NSR royalty Total Royal Gold Investment & Revenue Received ($M) * Total investment includes: 1994 - $0.275M for 0.75% NSR, 2004 - $2.1M for 0.37% NVR over GAS claims, 2016 - $70M for 3.75% NVR, and other capitalized costs 7 ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022 Total Investment* $80.7 Royalty Revenue (1995 to June 30, 2022) $411.5

Further Exploration Potential Exists within the Cortez Complex

Excellent potential within Royalty area for new discoveries in both near-mine and regional settings

- Near mine targets include:
  - Strike extensions of Goldrush and Fourmile
  - Depth potential of repeating stratigraphy
- District scale targets identified by NGM include:
  - North of Mill Canyon Stock
  - Goldrush East
  - Pipeline to Robertson corridor
  - Horse Canyon Footwall
  - South Fox


Section A-A'
Pipeline
Crossroads
Cortez Pits
Cortez Hills
Fourmile
Goldrush
Section B-B'
Pipeline
Robertson
Tenabo stock
favorable host rocks

Source: NGM Investor Day, May 2021


Cortez JV AOI
Select NGM exploration targets 1
Mineralized areas (approximate)
CRESCENT VALLEY
Robertson
Pipeline
Crossroads
Cortez Pits
North of Mill Canyon Stock
Fourmile Extension
Fourmile
Goldrush East
Goldrush
Horse Canyon Footwall
Cortez Hills
South Fox
Pipeline to Robertson
A
A'
B
B'
N
0
5
10
Miles
1 Adapted from NGM Investor Day presentation (May 2021) and Technical Report on the Cortez Complex (March 2022)

ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022
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Recent Transactions Enhance Royal Gold Portfolio Our strategic objective is to add high quality precious metals assets with significant growth potential that further strengthen and diversify the Royal Gold portfolio Attributes of Recent Acquisitions Enhance Royal Gold Portfolio • Since June 30, 2021, Royal Gold has deployed a total of approximately $1 billion towards gold-focused investments without raising equity Near Term Revenue Contribution Long Mine Lives NX Gold Red Chris Cortez 20+ year average • Funding these transactions with cash provides shareholders with full exposure to a growing suite of high quality and long duration assets in low-risk jurisdictions Commodity Focus Low-risk Jurisdictions USA Canada Brazil Gold New NGM/Barrick Kinross Ero Copper Iamgold Red Chris Cortez Great Bear* NX Gold Côté Long Term Prod. & Resource Growth Potential Counterparty Strength * Transaction expected to close in Q3 or Q4 2022 9 ROYAL GOLD, INC. | CORTEZ ROYALTY ACQUISITION | AUGUST 2, 2022

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com